UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  Jul 29, 2022

DEFENSE TECHNOLOGIES INTERNATIONAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-54851	99-0363802
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2683 Via De La Valle, Suite G418, Del Mar, CA 92014

(Address of principal executive offices)

Registrant's telephone number, including area code: (800) 520-9485

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:   None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

FORM 8-K

When used in this Current Report on Form 8-K, the terms “company”, “Defense Technologies,” “DTII”, “we,” “us,” “our” and similar terminology, reference Defense Technologies International Corp.

Item  3.02Unregistered Sales of Equity Securities.

On July 29, 2022, Defense Technologies authorized a settlement of certain debts of the company, consisting of notes and accounts payable valued at $2,979,829, in exchange for the issuance of 716,552 shares of Defense Technologies convertible Series B Preferred Stock to a total of eight persons. The company has entered into debt settlement agreements with each of the eight persons.

Series B Preferred Stock is non-voting and each one share is convertible into ten shares of DTII common stock.  The Preferred Stock exchanged for debt is to be held in book-form by the transfer until such time as the shares are converted into DTII common stock. Each individual receiving the Preferred Stock has agreed to limit the number of shares of common stock they can acquire upon a conversion of the Preferred Stock at any one time. Accordingly, the individual is permitted to convert only a number of Preferred Stock that will result in receiving a maximum of 4.99% of the total issued and outstanding DTII common shares following conversion. Subsequent conversions will also be limited so that the individual does not exceed the 4.99% maximum holding.

Issuance of the Series B Preferred Stock is being made in a private transaction to persons familiar with the company’s business, pursuant to an exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933. Shares of Series B Preferred Stock are deemed to be restricted securities as defined by the Securities Act.

Cautionary Note About Forward-looking Statements

Statements contained in this current report which are not historical facts, may be considered "forward-looking statements," which term is defined by the Private Securities Litigation Reform Act of 1995. Any “safe harbor under this Act does not apply to a “penny stock” issuer, which definition would include the company. Forward-looking statements are based on current expectations and the current economic environment. We caution readers that such forward-looking statements are not guarantees of future performance. Unknown risks and uncertainties as well as other uncontrollable or unknown factors could cause actual results to materially differ from the results, performance or expectations expressed or implied by such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Defense Technologies International Corp.

Date: August 17, 2022	By:	/S/ MERRILL W. MOSES
Merrill W. Moses
President, CEO and
Interim Chief Financial Officer